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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                        April 25, 2005 (April 25, 2005)

                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)

        Delaware                        0-19969                 71-0673405
----------------------------    ---------------------      ---------------------
      (State or other                 (Commission              (IRS Employer
      jurisdiction of                 File Number)           Identification No.)
     incorporation or
       organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

--------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2005, Arkansas Best Corporation ("the Company") issued a press release announcing its first quarter 2005 results. A copy of the press release is attached as an exhibit to this Report on Form 8-K.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press release of Arkansas Best Corporation dated April 25, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ARKANSAS BEST CORPORATION

                          (Registrant)

Date:  April 25, 2005     /s/   David E. Loeffler
       --------------     ------------------------------------------------------
                          David E. Loeffler,
                          Vice President - Chief Financial Officer and Treasurer


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